UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

___________

FORM 8-K

___________

CURRENT REPORT

 Pursuant To Section 13 OR 15(d) Of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):   March 26, 2014

FUTUREWORLD ENERGY, INC.
(Exact name of registrant as specified in charter)

Delaware	000-1273988	81-0562883
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

FutureWorld Energy, Inc. 3637 4th Street North, 330 Saint Petersburg, Florida		33704
(Address of principal executive offices)		(Zip Code)

(239) 324-0000
 (Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

FORWARD LOOKING STATEMENTS

This Form 8-K and other reports filed by Registrant from time to time with the Securities and Exchange Commission (collectively the "Filings") contain or may contain forward looking statements and information that are based upon beliefs of, and information currently available to, Registrant's management as well as estimates and assumptions made by Registrant's management. When used in the filings the words "anticipate", "believe", "estimate", "expect", "future", "intend", "plan" or the negative of these terms and similar expressions as they relate to Registrant or Registrant's management identify forward looking statements. Such statements reflect the current view of Registrant with respect to future events and are subject to risks, uncertainties, assumptions and other factors relating to Registrant's industry, Registrant's operations and results of operations and any businesses that may be acquired by Registrant. Should one or more of these risks or uncertainties materialize, or should the underlying assumptions prove incorrect, actual results may differ significantly from those anticipated, believed, estimated, expected, intended or planned.

Although Registrant believes that the expectations reflected in the forward looking statements are reasonable, Registrant cannot guarantee future results, levels of activity, performance or achievements. Except as required by applicable law, including the securities laws of the United States, Registrant does not intend to update any of the forward-looking statements to conform these statements to actual results.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

HempTech Corp, a FutureWorld subsidiary, announces today that on March 21st, 2014, the Company has selected Mr. Bill Short as Product Development Executive to head the development of new products, product joint ventures and product acquisition for HempTechRx, a division of HempTech Corp. HempTechRx’s development & acquisition strategy will be geared toward developing, negotiating joint ventures, leasing, and acquiring hemp and legal medical marijuana products worldwide. Negotiating use agreements with hemp farming companies, medical marijuana dispensaries, and potency & quality control labs will be a key factor in success. With thousands of Farms, Pharmaceutical, Nutraceutical, Pharmacies & dispensaries, popping up worldwide, the Company sees great opportunity to be part of the vertically integration in Hemp and Legal Medical Marijuana transactions from “Seed to sale”.

Mr. Short worked as a pharmaceutical representative of King Pharmaceuticals and Wyeth Pharmaceuticals. He has dealt directly on the front lines of education for medical doctors, physician assistants and nurse practitioners, achieving top sales awards for both companies and considered a leader within their sales regions. Mr. Short has also worn a venture capitalist hat as well. He is a graduate of The University of Akron holding a Bachelor of Science in Business Administration – Finance degree.

HempTech will continue to appoint quality individuals with relevant knowledge base for the execution of our business plan, hence increasing shareholder value.

http://www.hemptechcorp.com

The FutureWorld Energy Facebook Page (https://www.facebook.com/futureworldenergy)

The FutureWorld Energy Twitter Feed (https://twitter.com/ futureworldinc)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

FutureWorld Energy, Inc.

/s/ Sam Talari

Sam Talari

Principal Executive Officer

Dated:  March 26 2014